UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2006

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2006, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s second quarter and six months 2006 results. The investor release is furnished as Exhibit 99.1 and incorporated herein by reference. Also filed herewith and incorporated herein by reference as Exhibit 99.2 is supplemental information for the quarter and six months ended June 30, 2006.

Item 8.01. Other Events.

McDonald’s Board of Directors approved the disposition of the Company’s remaining interest in Chipotle Mexican Grill through a tax-free exchange of Chipotle shares for McDonald’s stock, subject to market conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Release of McDonald’s Corporation issued July 25, 2006:
McDonald’s Second Quarter Operating Results Fueled By Strong Sales and Margin Performance Worldwide

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Six Months Ended June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: July 25, 2006	By:	/s/ David M. Pojman
David M. Pojman
Corporate Senior Vice President—Controller

Exhibit Index

Exhibit No. 99.1	Investor Release of McDonald’s Corporation issued July 25, 2006:
McDonald’s Second Quarter Operating Results Fueled By Strong Sales and Margin Performance Worldwide

Exhibit No. 99.2	McDonald’s Corporation: Supplemental Information, Quarter and Six Months Ended June 30, 2006